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                                                                 EXHIBIT 10.20
                                                                 -------------
                             AMENDMENT NUMBER THREE

                                       TO

                      LICENSING AND WAFER SUPPLY AGREEMENT

     This Amendment Number Three (the "Amendment"), dated as of August 1, 1998, amends the Licensing and Wafer Supply Agreement dated as of June 17, 1993, as amended by Amendment Number One to Licensing and Wafer Supply Agreement dated September 21, 1995, and Amendment Number Two to Licensing and Wafer Supply Agreement dated June 16, 1998 (the "OKI Agreement"), by and between OKI Electric Industry Co., Ltd. ("OKI"), a Japanese corporation, and Power Integrations, Inc., a Delaware corporation (the "Company"). Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings given them in the OKI Agreement.

                                    RECITALS
                                    --------

     WHEREAS, pursuant to the terms of the OKI Agreement, the Company grants to OKI licenses of certain of the Company's intellectual property and the Company acquires from OKI fabrication and supply of wafers of certain Power IC products;

     WHEREAS, the Company and OKI desire to amend the terms of the OKI
Agreement;

     WHEREAS, in accordance with Section 23.8 of the OKI Agreement, the OKI Agreement may be amended by an instrument in writing duly executed by authorized officers of OKI and the Company;

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements of the parties contained herein, the parties hereby agree to amend the OKI Agreement as follows:

                                   AGREEMENT
                                   ---------

      1.  Article 20 shall be amended and restated to read in full as follows:

          "The term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until October 1, 1998, unless sooner terminated as provided herein."

      2. Exhibit C to the OKI Agreement shall be amended and restated to read in full as set forth on Exhibit A hereto and any amendments to Exhibit C of the OKI Agreement prior to the date hereof shall be replaced with and superseded by the terms set forth on Exhibit A hereto.

      3. This Amendment shall be governed in accordance with the laws of the State of California, without regard to conflict of law principles.


[+] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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      4. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

      5. Except as amended hereby, the OKI Agreement remains in full force and effect.

      IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their duly authorized representatives.


OKI ELECTRIC INDUSTRY CO., LTD.            POWER INTEGRATIONS, INC.


By:   /s/   Taiji Usui                     By:   /s/  Clifford D. Walker
    ------------------------------             --------------------------------
Title:  General Manager                    Title:  Vice President

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                                   EXHIBIT A

                                   "Exhibit C
                                    ---------

                                  WAFERS PRICE
                                  ------------

Production WAFERS (4") BASE_PRICE = +

F/X_BASE = +

Initial F/X_RATE = +

A new F/X_RATE is only established at the time of placing a purchase order for WAFERS if the Previous Month's Average exchange rate is equal to or greater than + from the current F/X_RATE. The new F/X_RATE will be set to the Previous Month's Average exchange rate and will remain in effect for at least the month it was established.

The actual WAFERS PURCHASE_PRICE used at the time of order will be calculated by the following formula:

          PURCHASE_PRICE = +

          Examples:

            1)  Nominal F/X Rate Example: F/X_RATE = +:

                PURCHASE_PRICE = +

            2)  Higher F/X Rate Example: New F/X_RATE = +:

                PURCHASE_PRICE = +

            3)  Lower F/X Rate Example: New F/X_RATE = +:

                PURCHASE_PRICE = +

Additionally, a F/X_REBATE of will be paid to OKI for each of the WAFERS accepted by PI during the first year of the Agreement.

OKI and PI may jointly review and revise the WAFERS price within thirty (30) days of the close of each half of OKI's fiscal year which runs from April 1st through March 31st. Any such revised price must be agreed upon in writing."

[+] IDENTIFIES REDACTED MATERIAL DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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